UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2005

Internet Security Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23655	58-2362189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6303 Barfield Road, Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 236-2600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 31, 2005, Internet Security Systems, Inc. (the “Company”) issued a press release regarding its financial results for the quarter and year ended December 31, 2004. The press release also provided the Company’s Business Outlook and forward-looking information regarding its expectations for the quarter ending March 31, 2005 and year ending December 31, 2005. A copy of the press release is attached as Exhibit 99.1.

Attached to this report on Form 8-K as Exhibit 99.2 is supplemental financial data expected to be mentioned during the Company’s earnings call scheduled for 4:30 p.m. Eastern time, January 31, 2005.

The information in this Report, including the Exhibits attached hereto, is furnished solely pursuant to 2.02 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item	9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release Announcing Earnings

99.2	Supplemental Financial Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2005

INTERNET SECURITY SYSTEMS, INC.

By:	/s/ Richard Macchia
Richard Macchia
Chief Financial Officer